Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Financial Officer
I, Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary of The Davey Tree Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.    The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 10, 2025	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer and Assistant Secretary